EXHIBIT 99.1
                             PRESS RELEASE
                        For Immediate Release

Date:       April 21, 2006
Contact:    Bruce W. Teeters, Sr. Vice President
Phone:      (386) 274-2202
Facsimile:  (386) 274-1223

           CONSOLIDATED TOMOKA ANNOUNCES FIRST QUARTER EARNINGS

     DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (AMEX CTO) today reported net income of $2,180,831 or $.38 basic per share earnings and earnings before depreciation, amortization and deferred taxes (EBDDT) of $3,892,547 or $.69 per share for the quarter ended March 31, 2006. The comparable numbers for the first quarter of 2005 were net income of $9,082,433 or $1.61 basic per share and EBDDT of $14,480,653 or $2.56 per share.

     EBDDT is being provided to reflect the impact of the Company's business strategy of investing in income properties utilizing tax deferred exchanges. This strategy generates significant amounts of depreciation and deferred taxes. The Company believes EBDDT is useful, along with net income, to understand the Company's operating results.

     William H. McMunn, president and chief executive officer, stated, "Operating results for the first three months reflect a continuing healthy commercial real estate market in the Daytona Beach, Florida area. The Company has a significant backlog of contracts expected to close during 2006. It is important for our shareholders to understand that the timing and size of real estate sales can and do vary significantly from quarter to quarter. Operating results from the Company's growing portfolio of net lease income properties rose over 30% compared to last year's same period. First quarter net income includes a $216,000 or $.04 per basic share one-time charge net of income taxes reflecting a mandated change in accounting for stock options."

     Consolidated-Tomoka Land Co. is a Florida-based Company primarily engaged in converting Company owned agricultural lands into a portfolio of income properties strategically located throughout the Southeast, and development, management and sale of targeted real estate properties. Visit our website at www.consolidatedtomoka.com

                       EARNINGS NEWS RELEASE

                                                         QUARTER ENDED
                                                 ----------------------------
                                                   MARCH 31,       MARCH 31,
                                                     2006            2005
                                                 ------------    ------------
REVENUES                                           $8,388,718     $23,329,993
                                                 ============    ============
NET INCOME BEFORE CUMULATIVE EFFECT
 OF CHANGE IN ACCOUNTING PRINCIPLE                 $2,396,924     $ 9,082,433

CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE (NET OF INCOME TAX)         ($  216,093)(1)          --
                                                  -----------     -----------
NET INCOME                                         $2,180,831     $ 9,082,433
                                                  ===========     ===========

BASIC EARNINGS PER SHARE:

NET INCOME BEFORE CUMULATIVE EFFECT
 OF CHANGE IN ACCOUNTING PRINCIPLE                      $0.42           $1.61

CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE (NET OF INCOME TAX)              ($0.04)(1)          --
                                                  -----------     -----------
NET INCOME                                              $0.38           $1.61
                                                  ===========     ===========

DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE CUMULATIVE EFFECT
 OF CHANGE IN ACCOUNTING PRINCIPLE                      $0.42           $1.59

CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE (NET OF INCOME TAX)              ($0.04)(1)          --
                                                  -----------     -----------
NET INCOME                                              $0.38           $1.59
                                                  ===========     ===========

(1) THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE REPRESENTS THE CHANGE IN ACCOUNTING FOR STOCK OPTIONS WITH THE ADOPTION OF FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 123 (REVISED
    2004).

            RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
             DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES

                                                         QUARTER ENDED
                                                  ---------------------------
                                                     MARCH 31,      MARCH 31,
                                                      2006           2005
                                                  ------------   ------------
Net Income                                        $  2,180,831    $ 9,082,433

Add Back:

     Depreciation and Amortization                     499,600        399,731

     Deferred Taxes                                  1,212,116      4,998,489
                                                    ----------     ----------
Earnings Before Depreciation,
 Amortization, and Deferred Taxes                  $ 3,892,547    $14,480,653
                                                    ==========     ==========
Weighted Average Shares Outstanding                  5,670,400      5,649,799
                                                    ==========     ==========
EBDDT Per Share                                          $0.69          $2.56
                                                    ==========     ==========

EBDDT - Earnings Before Depreciation, Amortization, and Deferred Taxes. EBDDT is not a measure of operating results or cash flows from operating activities as defined by U.S. generally accepted accounting principles. Further, EBDDT is not necessarily indicative of cash availability to fund cash needs and should not be considered as an alternative to cash flow as a measure of liquidity. The Company believes, however, that EBDDT provides relevant information about operations and is useful, along with net income, for an understanding of the Company's operating results.

EBDDT is calculated by adding depreciation, amortization, and deferred income taxes to net income as they represent non-cash charges.

                     CONSOLIDATED-TOMOKA LAND CO.
                      CONSOLIDATED BALANCE SHEET


                                                       MARCH 31,    DECEMBER 31,
                                                         2006           2005
                                                    ------------    -----------
ASSETS
Cash                                                $    235,381   $  1,127,143
Restricted Cash                                        8,796,611      7,840,167
Investment Securities                                 11,782,150     14,341,097
Land and Development Costs                             9,780,249      9,142,551
Intangible Assets                                      4,516,641      4,591,944
Other Assets                                           4,922,247      5,205,415
                                                     -----------    -----------
                                                    $ 40,033,279    $42,248,317
                                                     -----------    -----------
Property, Plant and Equipment:
 Land, Timber and Subsurface Interests              $  2,440,540   $  2,280,355
 Golf Buildings, Improvements and Equipment           11,393,245     11,382,515
 Income Properties Land, Buildings and Improvements   91,686,967     91,656,972
 Other Building, Equipment and Land Improvements       1,973,062      1,769,407
                                                     -----------    -----------
  Total Property, Plant and Equipment                107,493,814    107,089,249
Less Accumulated Depreciation and Amortization        (6,503,387)    (6,079,090)
                                                     -----------    -----------
 Net - Property, Plant and Equipment                 100,990,427    101,010,159
                                                     -----------    -----------
 TOTAL ASSETS                                       $141,023,706   $143,258,476
                                                     ===========    ===========
LIABILITIES
Accounts Payable                                    $    274,447   $    248,698
Accrued Liabilities                                    9,357,317      6,083,047
Income Taxes Payable                                   1,098,915      5,157,171
Deferred Income Taxes                                 25,371,190     24,159,074
Deferred Profit                                        3,899,613      5,345,006
Notes Payable                                          7,240,189      7,297,593
                                                     -----------    -----------
     TOTAL LIABILITIES                              $ 47,241,671   $ 48,290,589
                                                     -----------    -----------
SHAREHOLDERS' EQUITY
Common Stock                                        $  5,671,749   $  5,667,796
Additional Paid in Capital                             1,147,641      4,168,865
Retained Earnings                                     87,162,369     85,435,246
Accumulated Other Comprehensive Loss                 (   199,724)   (   304,020)
                                                     -----------    -----------
     TOTAL SHAREHOLDERS' EQUITY                       93,782,035     94,967,887
                                                     -----------    -----------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $141,023,706   $143,258,476
                                                     ===========    ===========

                           "Safe Harbor"

     Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements. The words "believe," "estimate," "expect," "intend," "anticipate," "will," "could," "may," "should," "plan," "potential," "predict," "forecast," "project,"and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Forward-looking statements are made based upon management's expectations and beliefs concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

     The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2006, and thereafter include many factors that are beyond the Company's ability to control or estimate precisely. These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; the ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital. Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's Securities and Exchange Commission filings, including, but not limited to, the Company's Annual Report on Form 10-
K. Copies of each filing may be obtained from the Company or the SEC.

     While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

     Disclosures in this press release regarding the Company's first quarter financial results are preliminary and are subject to change in connection with the Company's preparation and filing of its Form 10-Q for the quarter ended March 31, 2006. The financial information in this release reflects the Company's preliminary results subject to completion of the quarterly review process. The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

     This release refers to certain non-GAAP financial measures. As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release. Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.